                                                                    EXHIBIT 3.01



                                  CERTIFICATE
                                       OF
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                             ASYMETRIX CORPORATION


     Pursuant to the provisions of RCW 23B.10.070 of the Washington Business Corporation Act, ASYMETRIX CORPORATION, a Washington corporation, hereby certifies as follows with respect to the Articles of Restatement which are attached hereto: The Restated Articles of Incorporation contain amendments to the articles of incorporation requiring shareholder approval. Accordingly, the information required by RCW 23B.10.060 is as follows:

     FIRST:  The name of the corporation is: ASYMETRIX CORPORATION

     SECOND: Articles I through XII of the Articles of Incorporation are amended to read in their entirety as set forth in the Amended and Restated Articles of Incorporation, attached hereto.

     THIRD: The amendments do not provide for an exchange, reclassification or cancellation of any issued shares.

     FOURTH:  The date of each amendment's adoption was July 12, 1995.

     FIFTH: The foregoing amendments to the Articles of Incorporation were duly approved and adopted by the board of directors and shareholders of ASYMETRIX CORPORATION in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.

DATED this 12th day of July, 1995.


                              ASYMETRIX CORPORATION

                              /s/ James Billmaier
                              -------------------
                              James Billmaier
                              President

                             ASYMETRIX CORPORATION
                            ARTICLES OF RESTATEMENT

     Pursuant to the provisions of RCW 23B.10.070 of the Washington Business Corporation Act, ASYMETRIX CORPORATION, a Washington corporation, hereby restates its Articles of Incorporation as now and heretofore amended:

     FIRST: The name of the corporation is:

                             ASYMETRIX CORPORATION

     SECOND: The Amended and Restated Articles of Incorporation are as follows:

                                   ARTICLE I

     The name of this corporation is:  ASYMETRIX CORPORATION

                                   ARTICLE II

     This corporation has the authority to issue 42,000,000 shares, the par value of each of which is $0.01.

     The shares consist of 40,000,000 shares designated as "Common Stock" and 2,000,000 shares designated as "Class B Stock."

     Except to the extent such rights are granted to Class B Stock or one or more series thereof, Common Stock has unlimited voting rights and is entitled to receive the net assets of the corporation upon dissolution.

     The preferences, limitations and relative rights of Class B Stock are undesignated. The Board of Directors may designate one or more series within Class B Stock, and the designation and number of shares within each series, and shall determine the preferences, limitations, and relative rights of any shares of Class B Stock, or of any series of Class B Stock, before issuance of any shares of that class or series. Class B Stock, or any series thereof, may be designated as common or preferred, and may have rights which are identical to those of Common Stock.

     Shares of one class or series may be issued as a share dividend in respect to shares of another class or series.

     The transfer of any share of this corporation shall be subject to restrictions, if any, contained in the corporation bylaws or shareholder agreements.

                                  ARTICLE III

     The shareholders of this corporation have no preemptive rights to acquire additional shares of this corporation.

                                   ARTICLE IV

     The shareholders of this corporation shall not be entitled to cumulative voting at any election of directors.

                                   ARTICLE V

     Transactions involving interested shareholders shall not be subject to the requirements of RCW 23B.17.020 of the Washington Business Corporation Act.

                                   ARTICLE VI

     The board of directors has the power to adopt, amend or repeal the bylaws of this corporation, subject to the concurrent power of the shareholders to adopt, amend or repeal the bylaws. Any bylaw adopted, amended or repealed by the directors may be repealed, amended or reinstated by an affirmative vote of the holders of a majority of the shares entitled to vote and present, in person or by proxy, at the next meeting of shareholders following such action without further notice other than this Article.


                                  ARTICLE VII

     A director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for liability of the director (i) for acts or omissions that involve intentional misconduct by the director or a knowing violation of law by the director, (ii) for conduct violating RCW 23B.08.310 of the Washington Business Corporation Act, or (iii) for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If the Washington Business Corporation Act is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this corporation shall be eliminated or limited to the full extent permitted by the Washington Business Corporation Act, as so amended, without any requirement of further action by the shareholders.


                                  ARTICLE VIII

     The corporation shall indemnify any individual made a party to a proceeding because that individual is or was a director of the corporation and shall advance or reimburse the reasonable expenses incurred by such individual in advance of final disposition of the proceeding, without regard to the limitations in RCW 23B.08.510 through 23B.08.550 of the Washington Business Corporation Act, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the articles of incorporation, to the full extent and under all circumstances permitted by applicable law.

     Any repeal or modification of this Article by the shareholders of this corporation shall not adversely affect any right of any individual who is or was a director of the corporation which existed at the time of such repeal or modification.

     DATED this 12th day of July, 1995

                                       ASYMETRIX CORPORATION

                                       /s/ James Billmaier
                                       -------------------------------
                                       James Billmaier
                                       President

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                             ASYMETRIX CORPORATION


  Pursuant to the provisions of Sections 23B.06.020 and 23B.10 of the Washington Business Corporation Act, ASYMETRIX CORPORATION, a Washington corporation, hereby adopts the following Articles of Amendment to its Articles of
Incorporation:

  FIRST:  The name of the corporation is:

                                 ASYMETRIX CORPORATION

  SECOND: Article II of the Articles of Incorporation is hereby amended as follows:

          A total of 388,395 shares of the $0.01 par value Class B Stock are hereby designated as SERIES A PREFERRED STOCK, with the rights, preferences and limitations set forth in the STATEMENT OF DESIGNATION
                                                       ------------------------
          OF RIGHTS, PREFERENCES AND LIMITATIONS OF SERIES A PREFERRED STOCK
          ------------------------------------------------------------------
          attached hereto.

  THIRD:  The foregoing amendment was adopted on October 11, 1996.

  FOURTH: The foregoing amendment was duly adopted by the Board of Directors of the corporation.


  EXECUTED this 14th day of October, 1996.


                                 ASYMETRIX CORPORATION



                                   By:  /s/ JAMES BILLMAIER
                                       --------------------------
                                   James Billmaier, President

                             ASYMETRIX CORPORATION
                STATEMENT OF DESIGNATION OF RIGHTS, PREFERENCES
                  AND LIMITATIONS OF SERIES A PREFERRED STOCK

Series A Preferred Stock, $0.01 par value
-----------------------------------------

          Definitions.  For purposes hereof the following definitions shall
          -----------
apply:

          1.1  "Board" shall mean the Board of Directors of the Company.
                -----

          1.2  "Series 1 Class B Stock" shall mean the Series 1 Class B Stock,
                ----------------------
par value $0.01 per share, of the Company.

          1.2  "Company" shall mean this corporation.
                -------

          1.3  "Common Stock" shall mean the Common Stock, par value $0.01 per
                ------------
share, of the Company.

          1.4  "Common Stock Dividend" shall mean a stock dividend declared and
                ---------------------
paid on the Common Stock that is payable in shares of Common Stock.

          1.5. "Original Issue Date" shall mean, with respect to the Series A
                -------------------
Preferred Stock, the date on which the first share of Series A Preferred Stock is issued by the Company.

          1.6. "Original Issue Price" shall mean $12.88 per share for the Series
                --------------------
A Preferred Stock.

          1.7. "Permitted Repurchases" shall mean the repurchase by the Company
                ---------------------
of shares of Common Stock held by employees, officers, directors, consultants, independent contractors, advisors, or other persons performing services for the Company or a subsidiary that are subject to restricted stock purchase agreements or stock option exercise agreements under which the Company has the option to repurchase such shares: (i) at cost, upon the occurrence of certain events, such as the termination of employment or services; or (ii) at any price pursuant to the Company's exercise of a right of first refusal to repurchase such shares; provided, that the Board approves such repurchase.

          1.8. "Series A Preferred Stock" shall mean the Series A Preferred
                ------------------------
Stock, par value $0.01 per share, of the Company.

          1.9. "Subsidiary" shall mean any corporation of which at least fifty
                ----------
percent (50%) of the outstanding voting stock is at the time owned directly or indirectly by the Company or by one or more of such subsidiary corporations.

     2.   Dividend Rights
          ---------------

          2.1  Dividend Preference.
               --------------------

          No dividends (other than a Common Stock Dividend) shall be paid with respect to the Common Stock or Series 1 Class B Stock during any calendar year unless a dividend in the total amount of any dividend proposed to be paid with respect to the Common Stock or Series 1 Class B Stock shall have first been paid or declared and set apart for payment to the holders of the Series A Preferred Stock (on an as-converted to Common Stock basis); provided, however, that this
                                                  --------  -------
restriction shall not apply to Permitted Repurchases. Dividends on the Series A Preferred Stock shall not be mandatory or cumulative, and no rights or interest shall accrue to the holders of the Series A Preferred Stock by reason of the fact that the Company shall fail to declare or pay dividends on the Series A Preferred Stock in any calendar year or any fiscal year of the Company, whether or not the earnings of the Company in any calendar year or fiscal year were sufficient to pay such dividends in whole or in part.

          2.2  Non-Cash Dividends.  Whenever a dividend provided for in this
               ------------------
Section 2 shall be payable in property other than cash, the value of such dividend shall be deemed to be the fair market value of such property as determined in good faith by the Board.

          2.3  No Payment on Conversion.  If the Company shall have declared but
               ------------------------
unpaid dividends with respect to any Series A Preferred Stock upon its conversion as provided in Section 5, then all such declared but unpaid dividends on such converted shares shall be canceled.

     3.   Liquidation Rights.  In the event of any liquidation, dissolution or
          ------------------
winding up of the Company, whether voluntary or involuntary, the funds and assets of the Company that may be legally distributed to the Company's shareholders (the "Available Funds and Assets") shall be distributed to
                   --------------------------
shareholders in the following manner:

          3.1  Liquidation Preferences.  The holders of each share of Series A
               -----------------------
Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets, and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution) of any Available Funds and Assets on any shares of Common Stock or Series 1 Class B Stock, an amount per share equal to the Original Issue Price for each such share plus all declared but unpaid dividends thereon. If upon any liquidation, dissolution or winding up of the Company, the Available Funds and Assets shall be insufficient to permit the payment to holders of the Series A Preferred Stock of their full preferential amounts described in this subsection, then all of the remaining Available Funds and Assets shall be distributed among the holders of the then outstanding Series A Preferred Stock pro rata, on an equal priority, pari passu basis. Except as provided in this Section 3.1, holders of Series A Preferred Stock shall not be entitled to any distribution upon any liquidation, dissolution or winding up of the Company.

          3.2  Merger or Sale of Assets.  A (i) consolidation or merger of the
               ------------------------
Company with or into any other corporation or corporations in which the holders of the Company's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving corporation of such consolidation or merger; or (ii) sale of all or substantially all of the assets of the Company, shall each be deemed to be a liquidation, dissolution or winding up of the Company as those terms are used in this Section 3.

          3.3  Non-Cash Consideration.  If any assets of the Company distributed
               ----------------------
to shareholders in connection with any liquidation, dissolution, or winding up of the Company are other than cash, then the value of such assets shall be their fair market value as determined by the Board, except that any securities to be
                                              ------ ----
distributed to shareholders in a liquidation, dissolution, or winding up of the Company shall be valued as follows:

               (a) The method of valuation of securities not subject to investment letter or other similar restrictions on free marketability shall be as follows:

                    (i) if the securities are then traded on a national securities exchange or the NASDAQ National Market (or a similar national quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) days prior to the distribution; and

                    (ii) if actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing of such merger, consolidation or sale; and

                    (iii) if there is no active public market, then the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

               (b) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in subparagraphs
(a)(i), (ii) or (iii) of this subsection to reflect the approximate fair market value thereof, as determined in good faith by the Board.

     4.   Voting Rights
          -------------

          4.1. Series A Preferred Stock.  Each holder of shares of Series A
               ------------------------
Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series A Preferred Stock could be converted pursuant to the provisions of Section 5 below at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, the date such vote is taken or any written consent of shareholders is solicited.

          4.2. General.  Subject to the foregoing provisions of this Section 4,
               -------
each holder of Series A Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock and Series 1 Class B Stock, and shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Company (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock and Series 1 Class B Stock, with respect to any question upon which holders of Common Stock and Series 1 Class B Stock have the right to vote, except as may be otherwise provided by applicable law. Except as otherwise expressly provided herein or as required by law, the holders of Series A Preferred Stock and the holders of Common Stock and Series 1 Class B Stock shall vote together and not as separate classes.

          4.5. Board of Directors Election and Removal
               ---------------------------------------

               (a) Election.  (i) The holders of the Series A Preferred Stock,
                   --------
voting as a separate class shall be entitled to elect one (1) director of the Company (the "Series A Director"), which director shall, upon his or her
              -----------------
nomination as a board member be subject to the reasonable approval of the Company, and (ii) the holders of the Series 1 Class B Stock and the Common Stock, voting together as a single class shall be entitled to elect the remaining directors of the Company.

               (b)  Quorum; Required Vote
                    ---------------------

                    (i)  Quorum.  At any meeting held for the purpose of
                         ------
electing the Series A Director, the presence in person or by proxy of the holders of a majority of the shares of the Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the election of the Series A Director.

                    (ii) Required Vote.  With respect to the election of the
                         -------------
Series A Director pursuant to subsection 4.5(a) above, that candidate shall be elected who is reasonably approved by the Company and who either: (i) in the case of any such vote conducted at a meeting of the holders of the Series A Preferred Stock, receives the highest number of affirmative votes of the outstanding shares of the Series A Preferred Stock; or (ii) in the case of any such vote taken by written consent without a meeting, are elected by the unanimous written consent of the holders of shares of the Series A Preferred Stock.

               (c) Vacancy.  If there shall be any vacancy in the office of the
                   -------
Series A Director, then a successor to hold office for the unexpired term of the Series A Director shall be elected by the affirmative vote of holders of the shares of the Series A Preferred Stock that are entitled to elect such director under subsection 4.5(a).

               (d) Removal. Subject to RCW 23B.08.080 and 23B.08.090 the Series
                   -------
A Director may be removed during his or her term of office, either with or without cause, by, and only by, the affirmative vote of shares representing a majority of the voting power of all the outstanding shares of the Series A Preferred Stock entitled to vote, given either at a meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders without a meeting, and any vacancy created by such removal may be filled only in the manner provided in subsection 4.5(c).

               (e)  Procedures. Any meeting of the holders of the Series A
                    ----------
Preferred Stock, and any action taken by the holders of the Series A Preferred Stock by written consent without a meeting, in order to elect or remove the Series A Director under this subsection 4.5, shall be held in accordance with the procedures and provisions of the Company's Bylaws, the Washington Business Corporation Act and applicable law regarding shareholder meetings and shareholder actions by written consent, as such are then in effect (including but not limited to procedures and provisions for determining the record date for shares entitled to vote).

               (f) Termination.  Notwithstanding anything in this subsection 4.5
                   -----------
to the contrary, the provisions of this subsection 4.5 shall cease to be of any further force or effect upon the first date that either: (i) the total number of outstanding shares of Series A Preferred Stock is less than two hundred thousand (200,000) shares (such number of shares being subject to proportional adjustment to reflect combination or subdivisions of such Series A Preferred Stock or dividends declared in shares of such stock); or (ii) upon the merger or consolidation of the Company with or into any other corporation or corporations if such consolidation or merger is approved by the shareholders of the Company in compliance with applicable law and the Articles of Incorporation and Bylaws of the Company; or (iii) a sale of all or substantially all of the Company's assets.

     5.   Conversion Rights.  The outstanding shares of Series A Preferred Stock
          -----------------
and Class B, Series 1 Stock shall be convertible into Common Stock as follows:

          5.1  Optional Conversion
               -------------------

               (a) At the option of the holder thereof, each share of Series A Preferred Stock shall be convertible, at any time or from time to time prior to the close of business on the business day before any date fixed for redemption of such share, into fully paid and nonassessable shares of Common Stock as provided herein.

               (b) Each holder of Series A Preferred Stock who elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred Stock or Common Stock, or notify the Company that such certificate(s) have been lost, stolen or destroyed and execute an agreement satisfactory to the Company to indemnify the Company from any loss incurred by the Company in connection with such certificate(s), and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

          5.2  Automatic Conversion
               --------------------

               (a) Each share of Series A Preferred Stock shall automatically be converted into fully paid and nonassessable shares of Common Stock, as provided herein: (i) immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company; or (ii) upon the Company's receipt of the written consent of the holders of not less than a majority of the then outstanding shares of Series A Preferred Stock to the conversion of all then outstanding Series A Preferred Stock under this Section 5. This subsection (ii) shall not be amended except by a vote of the majority of the then outstanding Series A Preferred Stock.

               (b) Upon the occurrence of any event specified in subparagraph 5.2(a) (i) or (ii) above, the outstanding shares of Series A Preferred Stock shall be converted into Common Stock automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates
--------  -------
evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred Stock are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series A Preferred Stock, the holders of Series A Preferred Stock shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series A Preferred Stock or Common Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

          5.3.  Conversion Price.  Each share of Series A Preferred Stock shall
                ----------------
be convertible in accordance with subsection 5.1 or subsection 5.2 above into the number of shares of Common Stock which results from dividing the Original Issue Price by the conversion price for the Series A Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial
                                       ----------------
Conversion Price for the Series A Preferred Stock shall be the Original Issue Price. The Conversion Price shall be subject to adjustment from time to time as provided below.

          5.4.  Adjustment Upon Common Stock Event.  Upon the happening of a
                ----------------------------------
Common Stock Event (as hereinafter defined), the Conversion Price of the Series A Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price, in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price. The Conversion Price shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" shall mean (i) the issue by
                                 ------------------
the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

          5.5.  Adjustments for Other Dividends and Distributions.  If at any
                -------------------------------------------------
time or from time to time after the Original Issue Date the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock, then in each such event provision shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company which they would have received had their Series A Preferred Stock converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the holders of the Series A Preferred Stock or with respect to such other securities by their terms.

          5.6.  Adjustment for Reclassification, Exchange and Substitution.  If
                ----------------------------------------------------------
at any time or from time to time after the Original Issue Date the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock
                                                    ----- ----
Event or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

          5.7.  Sale of Shares Below Conversion Price
                -------------------------------------

                (a) Adjustment Formula. If at any time or from time to time after the Original Issue Date the Company issues or sells, or is deemed by the provisions of this subsection 5.7 to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Common Stock Event as provided in subsection 5.4, a dividend or distribution as provided in subsection 5.5 or a recapitalization, reclassification, other change as provided in subsection 5.6, for an Effective Price (as hereinafter defined) that is less than the Conversion Price for the Series A Preferred Stock in effect immediately prior to such issue or sale, then, and in each such case, the Conversion Price for the Series A Preferred Stock shall be reduced, as of the close of business on the date of such issue or sale, to the price obtained by multiplying such Conversion Price by a fraction:

                    (i) The numerator of which shall be the sum of (A) the number of Common Stock Equivalents Outstanding (as hereinafter defined) immediately prior to such issue or sale of Additional Shares of Common Stock plus (B) the quotient obtained by dividing the Aggregate Consideration Received (as hereinafter defined) by the Company for the total number of Additional Shares of Common Stock so issued or sold (or deemed so issued and sold) by the Conversion Price for the Series A Preferred Stock in effect immediately prior to such issue or sale; and

                    (ii) The denominator of which shall be the sum of (A) the number of Common Stock Equivalents Outstanding immediately prior to such issue or sale plus (B) the number of Additional Shares of Common Stock so issued or sold (or deemed so issued and sold).

               (b)  Certain Definitions.  For the purpose of making any
                    -------------------
adjustment required under this subsection 5.7:

                    (i)  "Additional Shares of Common Stock" shall mean all
                          ---------------------------------
shares of Common Stock issued by the Company, whether or not subsequently reacquired or retired by the Company, other than: (A) shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock; (B) shares of Common Stock (or options, warrants or rights therefor) issued to employees, officers, or directors of, or contractors, consultants or advisers to, the Company or any Subsidiary pursuant to stock purchase or stock option plans, stock bonuses or awards, warrants, contracts or other arrangements that are approved by the Board; (C) up to 50,000 shares in the aggregate of the Company's Series 1 Class B Stock (and the shares of Common Stock issued or issuable upon conversion of such Series 1 Class B Stock) issued or issuable in connection with a written agreement concerning a business relationship between the Company and the holder of such Series 1 Class B Stock; (D) any shares of Common Stock, Preferred Stock or Class B Stock issued to parties providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar financing under arrangements approved by the Board; and (E) shares of Common Stock issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity; provided that such transaction or series of transactions has been approved by the Company's Board of Directors.

                    (ii)  The "Aggregate Consideration Received" by the Company
                               --------------------------------
for any issue or sale (or deemed issue or sale) of securities shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company;
(B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board using the method of valuation set forth in Section 3.4 hereof; and (C) if Additional Shares of Common Stock, Convertible Securities or Rights or Options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.

                    (iii) "Common Stock Equivalents Outstanding" shall mean the
                           ------------------------------------
number of shares of Common Stock that is equal to the sum of (A) all shares of Common Stock of the Company that are outstanding at the time in question, plus
(B) all shares of Common Stock of the Company issuable upon conversion of all shares of Series A Preferred Stock or other Convertible Securities that are outstanding at the time in question, plus (C) all shares of Common Stock of the Company that are issuable upon the exercise of Rights or Options that are outstanding at the time in question assuming the full conversion or exchange into Common Stock of all such Rights or Options that are Rights or Options to purchase or acquire Convertible Securities into or for Common Stock.

                    (iv)  "Convertible Securities" shall mean stock or other
                           ----------------------
securities convertible into or exchangeable for shares of Common Stock.

                    (v)   The "Effective Price" of Additional Shares of Common
                               ---------------
Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Company under this subsection 5.7, into the Aggregate Consideration Received, or deemed to have been received, by the Company under this subsection 5.7, for the issue of such Additional Shares of Common Stock.

                    (vi)  "Rights or Options" shall mean warrants, options or
                           -----------------
other rights to purchase or acquire shares of Common Stock or Convertible Securities.

               (c) Deemed Issuances. For the purpose of making any adjustment to
                   ----------------
the Conversion Price of the Series A Preferred Stock required under this subsection 5.7, if the Company issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses) is less than the Conversion Price then in effect for the Series A Preferred Stock, then the Company shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights, Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Company upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that:
                                                     -------- ----

                    (i) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

                    (ii) if the minimum amount of consideration payable to the Company upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and

                    (iii) if the minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities.

          No further adjustment of the Conversion Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that there actually issued or sold on the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the

Company for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series A Preferred Stock.

          5.8  Certificate of Adjustment.  In each case of an adjustment or
               -------------------------
readjustment of the Conversion Price for the Series A Preferred Stock, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Preferred Stock at the holder's address as shown in the Company's books.

          5.9  Fractional Shares.  No fractional shares of Common Stock shall be
               -----------------
issued upon any conversion of Series A Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall pay the holder cash equal to the product of such fraction multiplied by the Common Stock's fair market value as determined in good faith by the Board as of the date of conversion.

          5.10 Reservation of Stock Issuable Upon Conversion.  The Company
               ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          5.11 Notices.  Any notice required by the provisions of this Section
               -------
5 to be given to the holders of shares of the Series A Preferred Stock shall be deemed given upon the earlier of actual receipt or three business days after deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Company.

          5.12 No Impairment.  The Company shall not avoid or seek to avoid the
               -------------
observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

     6.   Miscellaneous
          -------------

          6.1  No Reissuance of Series A Preferred Stock.  No share or shares of
               -----------------------------------------
Series A Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue.

     7.   Restrictions and Limitations.
          ----------------------------

          7.1  Protective Provisions.  So long as any shares of Series A
               ---------------------
Preferred Stock remain outstanding, the Company shall not, without the approval, by vote or written consent, of the holders of a majority of the Series A Preferred Stock then outstanding:

               (1) amend its Articles of Incorporation to increase the authorized number of shares of Class B Stock:

               (2) reclassify or recapitalize any outstanding shares of Class B Stock of the Company into shares having rights, preferences or privileges senior to or on a parity with the Series A Preferred Stock;

(3) authorize or issue any other Class B Stock having rights or preferences senior to or on a parity with the Series A Preferred Stock as to voting, conversion or dividend rights or liquidation preferences.

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                             ASYMETRIX CORPORATION


     Pursuant to the provisions of Sections 23B.06.020 and 23B.10 of the Washington Business Corporation Act, ASYMETRIX CORPORATION, a Washington corporation, hereby adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST:  The name of the corporation is:

                             ASYMETRIX CORPORATION

     SECOND: Article II of the Articles of Incorporation is hereby amended as follows:

          A total of 50,000 shares of $0.01 par value Class B Stock are hereby designated as SERIES 1 CLASS B STOCK, with the rights, preferences and limitations set forth in EXHIBIT A attached hereto.
                                   ---------

     THIRD:  The foregoing amendment was adopted on September 5, 1996.

     FOURTH: The foregoing amendment was duly adopted by the Board of Directors of the corporation.


     EXECUTED this  23rd  day of September, 1996.
                   ------

                                 ASYMETRIX CORPORATION



                                 By: /S/ JAMES BILLMAIER
                                    ---------------------------
                                     James Billmaier, President

                                   EXHIBIT A
                                   ---------

                      STATEMENT OF DESIGNATION OF RIGHTS,
                          PREFERENCES AND LIMITATIONS
                                      OF
                            SERIES 1 CLASS B STOCK


Series 1 Class B Stock, $0.01 par value
---------------------------------------

     1.  Preference on Liquidation, etc.  In the event of any voluntary or
         -------------------------------
involuntary liquidation, dissolution or winding-up of the Company, before any payment or distribution of the assets of the Company (whether capital, surplus or earnings) shall be made to or set apart for the holders of any shares of the common stock of Asymetrix corporation (the "Company"), the holders of shares of Series 1 Class B Stock shall be entitled to receive payment of $8.00 per share of Series 1 Class B Stock held by them (as appropriately adjusted for any stock dividend, stock split, recapitalization, combination of shares or other similar event involving the Series 1 Class B Stock). Future series of Class B Stock may be entitled to priority over the Series 1 Class B Stock in the payment or distribution of the assets of the Company in the event of any such dissolution or winding-up.

     If, upon any liquidation, dissolution or winding-up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series 1 Class B Stock, shall be insufficient to pay in full the respective preferential amounts on the shares of Series 1 Class B Stock, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full.

     Whenever the distribution provided for in this section shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Company's Board of Directors.

     2.  Voting.  The holders of shares of Series 1 Class B Stock shall be
         ------
entitled to vote upon all matters upon which holders of the Common Stock have the right to vote, and each share of Series 1 Class B Stock shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which such shares of Series 1 Class B Stock could be converted pursuant to the applicable provisions of Section 3 below, at the record date established by the Board of Directors of the Company for the determination of the stockholders entitled to vote on such matters, or, if no such record date is so established, at the record date provided by law, such votes to be counted together with all other shares of capital stock having general voting powers and not separately as a class. Except as otherwise expressly required by law, in no event shall the holders of shares of Series 1 Class B Stock have the right to vote separately as a class.

     3.  Conversion Rights.  The Series 1 Class B Stock shall be convertible
         -----------------
into Common Stock as follows:

         (a)  Optional Conversion.  Subject to and upon compliance with the
              -------------------
     provisions of this Section 3, the holder of any shares of Series 1 Class B Stock shall have the right at such holder's option, at any time or from time to time, to convert any of such shares of Series 1 Class B Stock into fully paid and nonassessable shares of Common Stock at the Series 1 Conversion Ratio (as hereinafter defined) in effect on the Series 1 Conversion Date (as hereinafter defined) upon the terms hereinafter set forth.

         (b)  Automatic Conversion.  Each outstanding share of Series 1 Class
              --------------------
     B Stock shall automatically be converted, without any further act of the Company or its shareholders, into fully paid and nonassessable shares of Common Stock pursuant to the formula as set forth in subsection 3(c) below:
     (i) upon the "effective date" of a registration statement under the Securities Act of 1933 for a primary public offering by the Company of shares of Common Stock; or (ii) upon the conversion of a simple majority of the shares originally issued of Series 1 Class B Stock to Common Stock pursuant to this Section 3; or (iii) upon acquisition of the Company by another entity by means of merger, consolidation or otherwise, resulting in the exchange of the outstanding shares of the Company for securities or consideration issued or caused to be issued by the acquiring entity or any of its affiliates, but not resulting in a liquidation, dissolution or winding-up of the Company.

         (c)  Series 1 Conversion Ratio.  Each share of Series 1 Class B Stock
              -------------------------
     shall be converted into one share of Common Stock. The Series 1 Conversion Ratio shall be subject to adjustment as set forth in subsection 3(f).

         (d)  Mechanics of Conversion.  Upon the occurrence of the events
              -----------------------
     specified in subsection 3(b), the outstanding shares of Series 1 Class B Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided that the Company shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series 1 Class B Stock are delivered to the Company or any transfer agent of the Company. The holder of any shares of Series 1 Class B Stock may exercise the conversion right specified in subsection 3(a) as to any part thereof by surrendering to the Company or any transfer agent of the Company the certificate or certificates for the shares to be converted, accompanied by written notice stating that the holder elects to convert all or a specified portion of the shares represented thereby. Conversion of the Series 1 Class B Stock shall be deemed to have been effected on the date on which the event specified with respect to such Series 1 Class B Stock in subsection 3(b) shall have occurred or on the date when delivery of notice of an election to convert and certificates for shares is made, as the case may be, and such date is referred to herein with respect to the Series 1 Class B Stock as the "Series 1 Conversion Date." Subject to the provisions of subsection 3(f)(v), as promptly as practicable thereafter (and after surrender of the certificate or certificates representing such holder's shares of Series 1 Class B Stock to the Company or any transfer agent of the Company in the case of conversions pursuant to subsection 3(b)) the Company shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subsection 3(e) and any dividends on the Series 1 Class B Stock which such holder is entitled to receive, but has not yet received. Subject to the provisions of subsection 3(f)(v), the Person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Series 1 Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series 1 Class B Stock surrendered for conversion (in the case of conversion pursuant to subsection 3(a)), the Company shall issue and deliver to the holder of the certificate so surrendered for conversion, at the expense of the Company, a new certificate covering the number of shares of Series 1 Class B Stock representing the unconverted portion of the certificate so surrendered.

         (e)  Fractional Shares.  No fractional shares of Common Stock or
              -----------------
     issued upon conversion of shares of Series 1 Class B Stock. If more than one share of Series 1 Class B Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series 1 Class B Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series 1 Class B Stock, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then fair value per share of Common Stock, as determined by the Board of Directors.

         (f)  Conversion Ratio Adjustments for the Series 1 Class B Stock.  The
              -----------------------------------------------------------
     Conversion Ratio for the Series 1 Class B Stock shall be subject to adjustment from time to time as follows:

              (i) Stock Dividends.  If the number of shares of Common Stock
                  ---------------
     outstanding at any time after the date of issuance of the Series 1 Class B Stock is increased by a stock dividend or other distribution on Common Stock payable in shares of Common Stock or by a subdivision, split-up or reclassification of outstanding shares of Common Stock, then immediately after the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or the effective date of such subdivision, split-up or reclassification, as the case may be, the Series 1 Conversion Ratio shall be appropriately increased so that the holder of any shares of Series 1 Class B Stock thereafter converted shall be entitled to receive the number of shares of Common Stock of the Company which the holder would have owned immediately following such action had such shares of Series 1 Class B Stock been converted immediately prior thereto.

              (ii)  Combination of Stock.  If the number of shares of Common
                    --------------------
     Stock outstanding at any time after the date of issuance of the Series 1 Class B Stock is decreased by a combination or reclassification of the outstanding shares of Common Stock, then, immediately after the effective date of such combination or reclassification, the Series 1 Conversion Ratio shall be appropriately decreased so that the holder of any shares of Series 1 Class B Stock thereafter converted shall be entitled to receive the number of shares of Common Stock of the Company which the holder would have owned immediately following such action had such shares of Series 1 Class B Stock been converted immediately prior thereto.

              (iii)  Capital Reorganization or Reclassification.  If the
                     ------------------------------------------
     Common Stock issuable upon the conversion of the Series 1 Class B Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this subsection 3(f)), then and in each such event the holder of each share of Series 1 Class B Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by the holders of the number of shares of Common Stock into which such share of Series 1 Class B Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

              (iv)  Rounding of Calculations; Minimum Adjustment.  All
                    --------------------------------------------
     calculations under this subsection (f) shall be made to the nearest one hundredth (1/100th) of a share. Any provision of this Section 3 to the contrary notwithstanding, no adjustment in the Series 1 Conversion Ratio shall be made if the amount of such adjustment would be less than 1% of the Series 1 Conversion Ratio then in effect, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate 1% or more of the Series 1 Conversion Ratio then in effect.

              (v)  Timing of Issuance of Additional Common Stock Upon Certain
                   ----------------------------------------------------------
     Adjustments. In any case in which the provisions of this subsection (f)
     -----------
     shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (A) issuing to the holder of any share of Series 1 Class B Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to subsection (e) of this Section 3;

     provided that the Company upon request shall deliver to such holder a
     --------
     due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

         (g)  Statement Regarding Adjustments.  Whenever the Series 1
              -------------------------------
     Conversion Ratio shall be adjusted as provided in subsection 3(f), the Company shall forthwith file, at the office of any transfer agent for the Series 1 Class B Stock and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Series 1 Conversion Ratio that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first-class postage prepaid, to each holder of shares of Series 1 Class B Stock at its address appearing on the Company's records.

         (h)  Costs.  The Company shall pay all documentary, stamp, transfer
              -----
     or other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Company upon conversion of any shares of Series 1 Class B Stock; provided that the Company shall not be required to
                             --------
     pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series 1 Class B Stock in respect of which such shares are being issued.

         (i)  Reservation of Shares.  So long as any shares of Series 1 Class
              ---------------------
     B Stock remain outstanding, the Company shall reserve out of its authorized but unissued shares of Common Stock, free from preemptive rights, sufficient shares of Common Stock to provide for the conversion of all shares of Series 1 Class B Stock outstanding, solely for the purpose of effecting such conversion.

         (j)  Valid Issuance.  All shares of Common Stock which may be issued
              --------------
     upon conversion of the shares of Series 1 Class B Stock will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Series 1 Conversion Ratio to be less than the par value, if any, of the Common Stock).

     4.  Dividends.  Dividends shall be declared and set aside for any shares of
         ---------
the Series 1 Class B Stock only upon resolution of the Board of Directors of the Company.

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                             ASYMETRIX CORPORATION


  Pursuant to the provisions of Sections 23B.06.020 and 23B.10 of the Washington Business Corporation Act, ASYMETRIX CORPORATION, a Washington corporation, hereby adopts the following Articles of Amendment to its Articles of
Incorporation:

  FIRST:  The name of the corporation is:

                                 ASYMETRIX CORPORATION

  SECOND:  There are two amendments, the text of each of which follows:

  FIRST AMENDMENT: The first two paragraphs of Article I are hereby amended to read in their entirety as follows, with no change to the remaining paragraphs of
Article I:

          This corporation has the authority to issue 45,000,000 shares, the par value of each of which is $0.01.

          The shares consist of 40,000,000 shares designated as "Common Stock" and 5,000,000 shares designated as "Class B Stock.

  SECOND AMENDMENT: Article II of the Articles of Incorporation is hereby amended as follows:

          A total of 388,395 shares of the $0.01 par value Class B Stock are hereby designated as SERIES B PREFERRED STOCK, with the rights, preferences and limitations set forth in the STATEMENT OF DESIGNATION
                                                       ------------------------
          OF RIGHTS, PREFERENCES AND LIMITATIONS OF SERIES B PREFERRED STOCK
          ------------------------------------------------------------------
          attached hereto.

  THIRD: Neither amendment provides for an exchange, reclassification or cancellation of issued shares.

  FOURTH: The First Amendment was adopted on December 3, 1996. The Second Amendment was adopted on December 13, 1996.

  FIFTH: The Second Amendment was duly adopted by the Board of Directors of the corporation without shareholder action, and shareholder action was not required to adopt the Second Amendment.

  SIXTH: The First Amendment was duly approved by the shareholders of the Corporation in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.

  EXECUTED this 13th day of December, 1996.
                ----

                                 ASYMETRIX CORPORATION



                                    By: /s/ JAMES BILLMAIER

                                    James Billmaier, President

                             ASYMETRIX CORPORATION
                STATEMENT OF DESIGNATION OF RIGHTS, PREFERENCES
                  AND LIMITATIONS OF SERIES B PREFERRED STOCK

Series B Preferred Stock, $0.01 par value
-----------------------------------------

          Definitions.  For purposes hereof the following definitions shall
          -----------
apply:

          1.1  "Board" shall mean the Board of Directors of the Company.
                -----

          1.2  "Company" shall mean this corporation.
                -------

          1.3  "Common Stock" shall mean the Common Stock, par value $0.01 per
                ------------
share, of the Company.

          1.4  "Common Stock Dividend" shall mean a stock dividend declared and
                ---------------------
paid on the Common Stock that is payable in shares of Common Stock.

          1.5. "Original Issue Date" shall mean, with respect to the Series B
                -------------------
Preferred Stock, the date on which the first share of Series B Preferred Stock is issued by the Company.

          1.6. "Original Issue Price" shall mean $12.88 per share for the Series
                --------------------
B Preferred Stock.

          1.7. "Permitted Repurchases" shall mean the repurchase by the Company
                ---------------------
of shares of Common Stock held by employees, officers, directors, consultants, independent contractors, advisors, or other persons performing services for the Company or a subsidiary that are subject to stock issuance and restriction agreements, restricted stock purchase agreements, or other similar agreements, or stock option exercise agreements under which the Company has the option to repurchase such shares: (i) at cost, upon the occurrence of certain events, such as the termination of employment or services; or (ii) at any price pursuant to the Company's exercise of a right of first refusal to repurchase such shares; provided, that the Board approves such repurchase.

          1.8. "Series 1 Class B Stock" shall mean the Series 1 Class B Stock,
                ----------------------
par value $0.01 per share, of the Company.

          1.9. "Series A Preferred Stock" shall mean the Series A Preferred
                ------------------------
Stock, par value $0.01 per share, of the Company.

          1.10.  "Series B Preferred Stock" shall mean the Series B Preferred
                  ------------------------
Stock, par value $0.01 per share, of the Company.

          1.11.  "Subsidiary" shall mean any corporation of which at least fifty
                  ----------
percent (50%) of the outstanding voting stock is at the time owned directly or indirectly by the Company or by one or more of such subsidiary corporations.

     2.   Dividend Rights
          ---------------

          2.1  Dividend Preference.
               --------------------

          No dividends (other than a Common Stock Dividend) shall be paid with respect to the Common Stock or Series 1 Class B Stock during any calendar year unless a dividend in the total amount of any dividend proposed to be paid with respect to the Common Stock or Series 1 Class B Stock shall have first been paid or declared and set apart for payment to the holders of the Series B Preferred Stock (on an as-converted to Common Stock basis); provided, however, that this
                                                  --------  -------
restriction shall not apply to Permitted Repurchases. Dividends on the Series B Preferred Stock shall not be mandatory or cumulative, and no rights or interest shall accrue to the holders of the Series B Preferred Stock by reason of the fact that the Company shall fail to declare or pay dividends on the Series B Preferred Stock in any calendar year or any fiscal year of the Company, whether or not the earnings of the Company in any calendar year or fiscal year were sufficient to pay such dividends in whole or in part.

          2.2  Non-Cash Dividends.  Whenever a dividend provided for in this
               ------------------
Section 2 shall be payable in property other than cash, the value of such dividend shall be deemed to be the fair market value of such property as determined in good faith by the Board.

          2.3  No Payment on Conversion.  If the Company shall have declared but
               ------------------------
unpaid dividends with respect to any Series B Preferred Stock upon its conversion as provided in Section 5, then all such declared but unpaid dividends on such converted shares shall be canceled.

     3.   Liquidation Rights.  In the event of any liquidation, dissolution or
          ------------------
winding up of the Company, whether voluntary or involuntary, the funds and assets of the Company that may be legally distributed to the Company's shareholders (the "Available Funds and Assets") shall be distributed to
                   --------------------------
shareholders in the following manner:

          3.1  Liquidation Preferences.  The holders of each share of Series B
               -----------------------
Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets, and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution) of any Available Funds and Assets on any shares of Common Stock or Series 1 Class B Stock, an amount per share equal to the Original Issue Price for each such share plus all declared but unpaid dividends thereon which payment shall be made pari passu with any such payment to be made to holders of Series A Preferred Stock. If upon any liquidation, dissolution or winding up of the Company, the Available Funds and Assets shall be insufficient to permit the payment to holders of the Series A Preferred Stock and the Series B Preferred Stock of their full preferential amounts described in this subsection, then all of the remaining Available Funds and Assets shall be distributed among the holders of the then outstanding Series A Preferred

Stock and Series B Preferred Stock pro rata, on an equal priority, pari passu basis based upon the aggregate full amounts to which the shares of Series B Preferred Stock and Series A Preferred Stock would otherwise be entitled. Except as provided in this Section 3.1, holders of Series B Preferred Stock shall not be entitled to any distribution upon any liquidation, dissolution or winding up of the Company.

          3.2  Merger or Sale of Assets.  A (i) consolidation or merger of the
               ------------------------
Company with or into any other corporation or corporations in which the holders of the Company's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving corporation of such consolidation or merger; or (ii) sale of all or substantially all of the assets of the Company, shall each be deemed to be a liquidation, dissolution or winding up of the Company as those terms are used in this Section 3.

          3.3  Non-Cash Consideration.  If any assets of the Company distributed
               ----------------------
to shareholders in connection with any liquidation, dissolution, or winding up of the Company are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board, except that any
                                                            ------ ----
securities to be distributed to shareholders in a liquidation, dissolution, or winding up of the Company shall be valued as follows:

          (a) The method of valuation of securities not subject to investment letter or other similar restrictions on free marketability shall be as follows:

               (i) if the securities are then traded on a national securities exchange or the NASDAQ National Market (or a similar national quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) days prior to the distribution; and

               (ii) if actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing of such merger, consolidation or sale; and

               (iii) if there is no active public market, then the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

          (b) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in subparagraphs (a)(i), (ii) or (iii) of this subsection to reflect the approximate fair market value thereof, as determined in good faith by the Board.

     4.   Voting Rights
          -------------

          4.1. Series B Preferred Stock.  Except as may be otherwise agreed to
               ------------------------
in writing between the holders of Series B Preferred Stock and the Company, each holder of shares of

Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series B Preferred Stock could be converted pursuant to the provisions of Section 5 below at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, the date such vote is taken or any written consent of shareholders is solicited.

          4.2. General.  Subject to the foregoing provisions of this Section 4,
               -------
each holder of Series B Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock and Series 1 Class B Stock, and shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Company (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock and Series 1 Class B Stock, with respect to any question upon which holders of Common Stock and Series 1 Class B Stock have the right to vote, except as may be otherwise provided by applicable law. Except as otherwise expressly provided herein, the Statement of Designation of Rights, Preferences on Limitations of Series A Preferred Stock or as required by law, the holders of Series B Preferred Stock, Series A Preferred Stock and the holders of Common Stock and Series 1 Class B Stock shall vote together as one class and not as separate classes.

          4.5. Board of Directors Election and Removal
               ---------------------------------------

          (a) Election.  Provided that any promissory note executed by a holder
              --------
of Series B Preferred Stock in favor of the Company, and which promissory note was executed as part of the purchase price of Series B Preferred Stock from the Company, has been paid in full, (i) the holders of the Series B Preferred Stock, voting as a separate class in accordance with paragraph (b) below, shall be entitled to elect one (1) director of the Company (the "Series B Director"),
                                                        -----------------
which director shall, upon his or her nomination as a board member be subject to the reasonable approval of the Company, and (ii) the holders of the Series A Preferred Stock, voting as a separate class, shall be entitled to elect one (1) director of the Company, and (iii) the holders of the Series 1 Class B Stock and the Common Stock, voting together as a single class shall be entitled to elect the remaining directors of the Company.

               (b)  Quorum; Required Vote
                    ---------------------

                    (i) Quorum. At any meeting held for the purpose of electing
                        ------
the Series B Director, the presence in person or by proxy of the holders of a majority of the shares of the Series B Preferred Stock then outstanding shall constitute a quorum of the Series B Preferred Stock for the election of the Series B Director.

                    (ii) Required Vote. With respect to the election of the
                         -------------
Series B Director pursuant to subsection 4.5(a) above, that candidate shall be elected and who either: (i) in the case of any such vote conducted at a meeting of the holders of the Series B Preferred Stock, receives the highest number of affirmative votes of the outstanding shares of the Series B Preferred Stock; or
(ii) in the case of any such vote taken by written consent without a meeting, are elected by the unanimous written consent of the holders of shares of the Series B Preferred Stock.

               (c) Vacancy.  If there shall be any vacancy in the office of the
                   -------
Series B Director, then a successor to hold office for the unexpired term of the Series B Director shall be elected by the affirmative vote of holders of the shares of the Series B Preferred Stock that are entitled to elect such director under subsection 4.5(a).

               (d) Removal. Subject to RCW 23B.08.080 and 23B.08.090 the Series
                   -------
B Director may be removed during his or her term of office, either with or without cause, by, and only by, the affirmative vote of shares representing a majority of the voting power of all the outstanding shares of the Series B Preferred Stock entitled to vote, given either at a meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders without a meeting, and any vacancy created by such removal may be filled only in the manner provided in subsection 4.5(c).

               (e) Procedures. Any meeting of the holders of the Series B Preferred Stock, and any action taken by the holders of the Series B Preferred Stock by written consent without a meeting, in order to elect or remove the Series B Director under this subsection 4.5, shall be held in accordance with the procedures and provisions of the Company's Bylaws, the Washington Business Corporation Act and applicable law regarding shareholder meetings and shareholder actions by written consent, as such are then in effect (including but not limited to procedures and provisions for determining the record date for shares entitled to vote).

               (f) Termination. Notwithstanding anything in this subsection 4.5
                   -----------
to the contrary, the provisions of this subsection 4.5 shall cease to be of any further force or effect upon the first date that either: (i) the total number of outstanding shares of Series B Preferred Stock is less than two hundred thousand (200,000) shares (such number of shares being subject to proportional adjustment to reflect combination or subdivisions of such Series B Preferred Stock or dividends declared in shares of such stock); or (ii) upon the merger or consolidation of the Company with or into any other corporation or corporations if such consolidation or merger is approved by the shareholders of the Company in compliance with applicable law and the Articles of Incorporation and Bylaws of the Company; or (iii) a sale of all or substantially all of the Company's assets.

     5.   Conversion Rights.  The outstanding shares of Series B Preferred Stock
          -----------------
shall be convertible into Common Stock as follows:

          5.1  Optional Conversion
               -------------------

          (a) At the option of the holder thereof, each share of Series B Preferred Stock shall be convertible, at any time or from time to time prior to the close of business on the business day before any date fixed for redemption of such share, into fully paid and nonassessable shares of Common Stock at the Conversion Price (as defined in subsection 5.3 below) as provided herein.

          (b) Each holder of Series B Preferred Stock who elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series B Preferred Stock or Common Stock, or notify the Company that such certificate(s) have been lost, stolen or destroyed and execute an agreement satisfactory to the Company to indemnify the Company from any loss incurred by the Company in connection with such certificate(s), and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the number of shares of Series B Preferred Stock being converted. Thereupon the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series B Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

          5.2  Automatic Conversion
               --------------------

          (a) Each share of Series B Preferred Stock shall automatically be converted into fully paid and nonassessable shares of Common Stock at the Conversion Price (as defined in subsection 5.3 below), as provided herein: (i) immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company at an aggregate offering price to the public of not less than $10,000,000; or (ii) upon the Company's receipt of the written consent of the holders of not less than a majority of the then outstanding shares of Series B Preferred Stock to the conversion of all then outstanding Series B Preferred Stock under this Section 5. This subsection (ii) shall not be amended except by a vote of the majority of the then outstanding Series B Preferred Stock.

          (b) Upon the occurrence of any event specified in subparagraph 5.2(a)
(i) or (ii) above, the outstanding shares of Series B Preferred Stock shall be converted into Common Stock automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates
--------  -------
evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series B Preferred Stock are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series B Preferred Stock, the holders of Series B Preferred Stock shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series B Preferred Stock or Common Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series B Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

          5.3.  Conversion Price.  Each share of Series B Preferred Stock shall
                ----------------
be convertible in accordance with subsection 5.1 or subsection 5.2 above into the number of shares of Common Stock which results from dividing the Original Issue Price by the conversion price for the Series B Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial
                                       ----------------
Conversion Price for the Series B Preferred Stock shall be the Original Issue Price. The Conversion Price shall be subject to adjustment from time to time as provided below.

          5.4.  Adjustment Upon Common Stock Event.  Upon the happening of a
                ----------------------------------
Common Stock Event (as hereinafter defined), the Conversion Price of the Series B Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price, in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price. The Conversion Price shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" shall mean (i) the issue by the Company of additional
      ------------------
shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

          5.5.  Adjustments for Other Dividends and Distributions.  If at any
                -------------------------------------------------
time or from time to time after the Original Issue Date the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock, then in each such event provision shall be made so that the holders of the Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company which they would have received had their Series B Preferred Stock converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the holders of the Series B Preferred Stock or with respect to such other securities by their terms.

          5.6.  Adjustment for Reclassification, Exchange and Substitution.  If
                ----------------------------------------------------------
at any time or from time to time after the Original Issue Date the Common Stock issuable upon the conversion of the Series B Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a
                               ----- ----
stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event each holder of Series B Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

          5.7.  Sale of Shares Below Conversion Price
                -------------------------------------

          (a) Adjustment Formula.  If at any time or from time to time after the
              ------------------
Original Issue Date the Company issues or sells, or is deemed by the provisions of this subsection 5.7 to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Common Stock Event as provided in subsection 5.4, a dividend or distribution as provided in subsection 5.5 or a recapitalization, reclassification, other change as provided in subsection 5.6, for an Effective Price (as hereinafter defined) that is less than the Conversion Price for the Series B Preferred Stock in effect immediately prior to such issue or sale, then, and in each such case, the Conversion Price for the Series B Preferred Stock shall be reduced, as of the close of business on the date of such issue or sale, to the price obtained by multiplying such Conversion Price by a fraction:

          (i) The numerator of which shall be the sum of (A) the number of Common Stock Equivalents Outstanding (as hereinafter defined) immediately prior to such issue or sale of Additional Shares of Common Stock plus (B) the quotient obtained by dividing the Aggregate Consideration Received (as hereinafter defined) by the Company for the total number of Additional Shares of Common Stock so issued or sold (or deemed so issued and sold) by the Conversion Price for the Series B Preferred Stock in effect immediately prior to such issue or sale; and

          (ii) The denominator of which shall be the sum of (A) the number of Common Stock Equivalents Outstanding immediately prior to such issue or sale plus (B) the number of Additional Shares of Common Stock so issued or sold (or deemed so issued and sold).

               (b) Certain Definitions.  For the purpose of making any
                   -------------------
adjustment required under this subsection 5.7:

          (i) "Additional Shares of Common Stock" shall mean all shares of
               ---------------------------------
Common Stock issued by the Company, whether or not subsequently reacquired or retired by the Company, other than: (A) shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock or the Series B Preferred Stock; (B) shares of Common Stock (or options, warrants or rights therefor) issued to employees, officers, or directors of, or contractors, consultants or advisers to, the Company or any Subsidiary pursuant to stock purchase or stock option plans, stock bonuses or awards, warrants, contracts or other arrangements that are approved by the Board of Directors; (C) up to 50,000 shares in the aggregate of the Company's Series 1 Class B Stock (and the shares of Common Stock issued or issuable upon conversion of such Series 1 Class B Stock) issued or issuable in connection with a written agreement concerning a business relationship between the Company and the holder of such Series 1 Class B Stock; (D) any shares of Common Stock, Preferred Stock or Class B Stock issued to parties providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar financing under arrangements approved by the Board of Directors; and (E) shares of Common Stock issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity; provided that such transaction or series of transactions has been approved by the Company's Board of Directors.

          (ii) The "Aggregate Consideration Received"  by the Company for any
                    --------------------------------
issue or sale (or deemed issue or sale) of securities shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company;
(B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board using the method of valuation set forth in Section 3.4 hereof; and (C) if Additional Shares of Common Stock, Convertible Securities or Rights or Options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.

          (iii)  "Common Stock Equivalents Outstanding" shall mean the number of
                  ------------------------------------
shares of Common Stock that is equal to the sum of (A) all shares of Common Stock of the Company that are outstanding at the time in question, plus (B) all shares of Common Stock of the Company issuable upon conversion of all shares of Series B Preferred Stock or other Convertible Securities that are outstanding at the time in question, plus (C) all shares of Common Stock of the Company that are issuable upon the exercise of Rights or Options that are outstanding at the time in question assuming the full conversion or exchange into Common Stock of all such Rights or Options that are Rights or Options to purchase or acquire Convertible Securities into or for Common Stock.

          (iv) "Convertible Securities" shall mean stock or other securities
                ----------------------
convertible into or exchangeable for shares of Common Stock.

          (v) The "Effective Price" of Additional Shares of Common Stock shall
                   ---------------
mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Company under this subsection 5.7, into the Aggregate Consideration Received, or deemed to have been received, by the Company under this subsection 5.7, for the issue of such Additional Shares of Common Stock.

          (vi) "Rights or Options" shall mean warrants, options or other rights
                -----------------
to purchase or acquire shares of Common Stock or Convertible Securities.

          (c) Deemed Issuances.  For the purpose of making any adjustment to the
              ----------------
Conversion Price of the Series B Preferred Stock required under this subsection 5.7, if the Company issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses) is less than the Conversion Price then in effect for the Series B Preferred Stock, then the Company shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights, Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Company upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that:
                                                     -------- ----

          (i) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

          (ii) if the minimum amount of consideration payable to the Company upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced upon such reduction becoming effective; and

          (iii) if the minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities upon such increase becoming effective.

          No further adjustment of the Conversion Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities (or upon the effectiveness of further adjustments as set forth in subparagraphs 5.7(c) (ii) and (iii) above) shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that there actually issued or sold on the partial exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities, as the case may be, provided that such readjustment shall not apply to prior conversions of Series B Preferred Stock.

          5.8  Certificate of Adjustment.  In each case of an adjustment or
               -------------------------
readjustment of the Conversion Price for the Series B Preferred Stock as provided herein, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall promptly mail such certificate, by first class mail, postage prepaid, to each registered holder of the Preferred Stock at the holder's address as shown in the Company's books.

          5.9  Fractional Shares.  No fractional shares of Common Stock shall be
               -----------------
issued upon any conversion of Series B Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall pay the holder cash equal to the product of such fraction multiplied by the Common Stock's fair market value as determined in good faith by the Board as of the date of conversion.

          5.10  Reservation of Stock Issuable Upon Conversion.  The Company
                ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          5.11  Notices.  Any notice required by the provisions of this Section
                -------
5 to be given to the holders of shares of the Series B Preferred Stock shall be deemed given upon the earlier of actual receipt or five business days after deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Company.

          5.12  No Impairment.  The Company shall not avoid or seek to avoid the
                -------------
observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

     6.   Miscellaneous
          -------------

          6.1  No Reissuance of Series B Preferred Stock.  No share or shares of
               -----------------------------------------
Series B Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue.

     7.   Restrictions and Limitations.
          ----------------------------

          7.1  Protective Provisions.  So long as any shares of Series B
               ---------------------
Preferred Stock remain outstanding, the Company shall not, without the approval, by vote or written consent, of the holders of a majority of the Series B Preferred Stock then outstanding, voting together as a separate class:

          (1) amend its Articles of Incorporation to increase the authorized number of shares of Class B Stock:

          (2) reclassify or recapitalize any outstanding shares of Class B Stock of the Company into shares having rights, preferences or privileges senior to or on a parity with the Series B Preferred Stock;

          (3) authorize or issue any other Class B Stock or any other capital stock having rights, preferences or privileges senior to or on a parity with the Series B Preferred Stock;

          (4) authorize any amendment or change of the rights, preferences or powers of the Series A Preferred Stock or the Series B Preferred Stock;

          (5) authorize an amendment of the Company's Articles of Incorporation that adversely affects the rights of the Series B Preferred Stock; or

          (6) approve a sale, merger, liquidation or other transaction which would be treated as a liquidation, dissolution or winding up of the Company pursuant to the provisions of subsection 3.2 hereof, pursuant to which the holders of Series B Preferred Stock would receive less than the full per share amount to which such holders are entitled pursuant to subsection 3.1 hereof.

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                             ASYMETRIX CORPORATION


  Pursuant to the provisions of Sections 23B.06.020 and 23B.10 of the Washington Business Corporation Act, ASYMETRIX CORPORATION, a Washington corporation, hereby adopts the following Articles of Amendment to its Articles of
Incorporation:

  FIRST:  The name of the corporation is:

                                 ASYMETRIX CORPORATION

  SECOND: Article II of the Articles of Incorporation is hereby amended as follows:

          A total of 2,250,000 shares of $0.01 par value Class B Stock are hereby designated as SERIES 4 CLASS B STOCK, with the rights, preferences and limitations set forth in the STATEMENT OF DESIGNATION OF RIGHTS, PREFERENCES AND LIMITATIONS OF SERIES 4 CLASS B STOCK attached hereto as EXHIBIT A.
                             ---------

  THIRD: The amendment does not provide for an exchange, reclassification or cancellation of issued shares.

  FOURTH: The foregoing amendment was adopted on June 24, 1997.

  FIFTH: The foregoing amendment was duly adopted by the Board of Directors of the corporation without shareholder action, which was not required for the adoption of the amendment.

  EXECUTED this 25th day of June, 1997.
                ----

                                 ASYMETRIX CORPORATION



                                    By: /s/ JAMES BILLMAIER
                                       ---------------------------
                                   James Billmaier, President

                                   EXHIBIT A
                                   ---------

                      STATEMENT OF DESIGNATION OF RIGHTS,
                          PREFERENCES AND LIMITATIONS
                                      OF
                            SERIES 4 CLASS B STOCK


Series 4 Class B Stock, $0.01 par value
---------------------------------------

  1.  Equivalent to Common Stock.  Except as otherwise set forth in this
      --------------------------
Statement of Designation of Rights, Preferences and Limitations of Series 4 Class B Stock, the Series 4 Class B Stock of Asymetrix Corporation (the "Company") shall have rights, preferences and limitations identical with those of the Company's $.01 par value common stock ("Common Stock"). In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of any shares of the Series 4 Class B Stock and of the Common Stock shall be entitled to receive pro rata on an equal priority, pari passu basis, any payment or distribution of the assets of the Company (whether capital, surplus or earnings), but not until payment in full of any amounts due the holders of the Series 1 Class B Stock, the Series A Preferred Stock, the Series B Preferred Stock and any future series of Class B Stock that may be entitled to priority over the Common Stock in the payment or distribution of the assets of the Company in the event of any such dissolution or winding-up.

  2.  Voting. Except as may otherwise be agreed in writing, the holders of
      ------
shares of Series 4 Class B Stock shall be entitled to vote upon all matters upon which holders of the Common Stock have the right to vote, and each share of Series 4 Class B Stock shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which such shares of Series 4 Class B Stock could be converted pursuant to the applicable provisions of
Section 3 below, at the record date established by the Board of Directors of the Company for the determination of the shareholders entitled to vote on such matters, or, if no such record date is so established, at the record date provided by law, such votes to be counted together with all other shares of capital stock having general voting powers and not separately as a class. The holders of the Series 4 Class B Stock shall be entitled to receive notice of any meeting of the shareholders in accordance with applicable law and with the bylaws of the Company as in effect at the time of such notice. Except as otherwise expressly required by law, in no event shall the holders of shares of Series 4 Class B Stock have the right to vote separately as a class.

  3.  Conversion.  The Series 4 Class B Stock shall be converted into Common
      ----------
Stock as follows:

      (a)  Conversion Events. Each outstanding share of Series 4 Class B Stock
           -----------------
shall automatically be converted, without any further act of the Company or its shareholders, into fully paid and nonassessable shares of Common Stock pursuant to the formula as set forth in subsection 3(c) below upon the earliest to occur of: (i) the distribution by the Company to holders of its securities (other than the holders of Series 4 Class B Stock) of a controlling interest in SuperCede, Inc., a wholly-owned subsidiary of the Company, in a spin-off transaction; (ii) the distribution by the Company to holders of its securities (other than the holders of Series 4 Class B Stock) of the consideration received by the Company in one of the following transactions with respect to SuperCede, Inc: (1) the sale of all or substantially all of the assets of SuperCede, Inc., (2) the sale of a controlling interest in SuperCede, Inc. to a third party, or (3) the acquisition of SuperCede, Inc. by another entity by means of merger, consolidation or otherwise, in which the Company does not, immediately after such merger, consolidation or other transaction, retain stock representing a majority of the voting power of SuperCede, Inc.; (iii) immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company at an aggregate offering price to the Company of not less than $10,000,000; or (iv) upon acquisition of the Company by another entity by means of merger, consolidation or otherwise, in which the holders of the Company's shares outstanding immediately before such merger, consolidation or other transaction do not, immediately after such merger, consolidation or other transaction, retain stock representing a majority of the voting power of the surviving corporation of such merger, consolidation or other transaction.

      (b)  Series 4 Conversion Ratio. Each share of Series 4 Class B Stock shall
           -------------------------
be converted into one share of Common Stock. The Series 4 Conversion Ratio shall be subject to adjustment as set forth in subsection 3(e).

      (c)  Mechanics of Conversion. Upon the occurrence of one of the events
           -----------------------
specified in subsection 3(a), the outstanding shares of Series 4 Class B Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided that the Company
                                                  --------
shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series 4 Class B Stock are delivered to the Company or any transfer agent of the Company. Conversion of the Series 4 Class B Stock shall be deemed to have been effected on the date on which the event specified with respect to such Series 4 Class B Stock in subsection 3(a) shall have occurred, and such date is referred to herein with respect to the Series 4 Class B Stock as the "Series 4 Conversion Date." The holder in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Series 4 Conversion Date. Following the Conversion Date, upon the request of any holder of Series 4 Class B Stock so converted and after surrender of the certificate or certificates representing such holder's shares of Series 4 Class B Stock to the Company or any transfer agent of the Company (except in the case of conversions pursuant to subsection 3(a)(iv)), the Company shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subsection 3(d).

     (d)  Fractional Shares. No fractional shares of Common Stock or scrip shall
          -----------------
be issued upon conversion of shares of Series 4 Class B Stock, but the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series 4 Class B Stock so converted. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series 4 Class B Stock, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then fair value per share of Common Stock, as determined by the Board of Directors.

     (e)  Conversion Ratio Adjustments for the Series 4 Class B Stock.  The
          -----------------------------------------------------------
Conversion Ratio for the Series 4 Class B Stock shall be subject to adjustment from time to time as follows:

          (i)   Stock Dividends. If the number of shares of Common Stock
                ---------------
     outstanding at any time after the date of issuance of the Series 4 Class B Stock is increased by a stock dividend or other distribution on Common Stock payable in shares of Common Stock or by a subdivision, split-up or reclassification of outstanding shares of Common Stock, then immediately after the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or the effective date of such subdivision, split-up or reclassification, as the case may be, the Series 4 Conversion Ratio shall be appropriately adjusted so that the holder of any shares of Series 4 Class B Stock thereafter converted shall be entitled to receive the number of shares of Common Stock of the Company which the holder would have owned immediately following such action had such shares of Series 4 Class B Stock been converted immediately prior thereto.

          (ii)  Combination of Stock. If the number of shares of Common Stock
                --------------------
     outstanding at any time after the date of issuance of the Series 4 Class B Stock is decreased by a combination or reclassification of the outstanding shares of Common Stock, then, immediately after the effective date of such combination or reclassification, the Series 4 Conversion Ratio shall be appropriately adjusted so that the holder of any shares of Series 4 Class B Stock thereafter converted shall be entitled to receive the number of shares of Common Stock of the Company which the holder would have owned immediately following such action had such shares of Series 4 Class B Stock been converted immediately prior thereto.

          (iii) Capital Reorganization or Reclassification. If the Common Stock
                ------------------------------------------
     issuable upon the conversion of the Series 4 Class B Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this subsection 3(e)), then and in each such event the holder of each share of Series 4 Class B Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by the holders of the number of shares of Common Stock into which such share of Series 4 Class B Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

          (iv)  Rounding of Calculations; Minimum Adjustment. All calculations
                --------------------------------------------
     under this subsection (e) shall be made to the nearest one hundredth (1/100th) of a share. Any provision of this Section 3 to the contrary notwithstanding, no adjustment in the Series 4 Conversion Ratio shall be made if the amount of such adjustment would be less than 1% of the Series 4 Conversion Ratio then in effect, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate 1% or more of the Series 4 Conversion Ratio then in effect.

          (f)  Statement Regarding Adjustments. In each case of an adjustment or
               -------------------------------
readjustment of the Conversion Ratio for the Series 4 Class B Stock, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series 4 Class B Stock at the holder's address as shown in the Company's books.

          (g)  Costs. The Company shall pay all documentary, stamp, transfer or
               -----
other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Company upon conversion of any shares of Series 4 Class B Stock; provided that the Company shall not be required to pay any taxes
       --------
which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series 4 Class B Stock in respect of which such shares are being issued.

          (h)  Reservation of Shares. So long as any shares of Series 4 Class B
               ---------------------
Stock remain outstanding, the Company shall reserve out of its authorized but unissued shares of Common Stock, free from preemptive rights, sufficient shares of Common Stock to provide for the conversion of all shares of Series 4 Class B Stock outstanding, solely for the purpose of effecting such conversion.

          (i)  Valid Issuance. All shares of Common Stock which may be issued
               --------------
upon conversion of the shares of Series 4 Class B Stock will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Series 4 Conversion Ratio to be less than the par value, if any, of the Common Stock).

          (j)  Notices.  Any notice required by the provisions of this Section
               -------
34 to be given to the holders of shares of the Series 4 Class B Stock shall be deemed given upon the earlier of actual receipt or three business days after deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Company.

               4.   Dividends.  Dividends shall be declared and set aside for
                    ---------
any shares of the Series 4 Class B Stock only upon resolution of the Board of Directors of the Company. Except as otherwise set forth in this Section 4, no dividends (other than Common Stock dividends in a transaction described in
Section 3(e)(i)) shall be paid to the holders of the Common Stock unless an equivalent dividend is concurrently paid to the holders of the Series 4 Class B Stock (on an as-converted to Common Stock basis); provided, that this
                                                  --------
restriction shall not apply to Permitted Repurchases. Notwithstanding the foregoing, no holder of Series 4 Class B Stock shall be entitled to receive in any distribution thereof to the holders of any other securities of the Company, including Common Stock: (i) any shares of SuperCede, Inc. or (ii) any consideration received by the Company in any of the following transactions with respect to SuperCede, Inc: (1) the sale of all or substantially all of the assets of SuperCede, Inc., (2) the sale of a controlling interest in SuperCede, Inc. to a third party, or (3) the acquisition of SuperCede, Inc. by another entity by means of merger, consolidation or otherwise, in which the Company does not, immediately after such merger, consolidation or other transaction, retain stock representing a majority of the voting power of SuperCede, Inc.;
"Permitted Repurchases" means the repurchase by the Company of shares of Common Stock held by employees, officers, directors, consultants, independent contractors, advisors, or other persons performing services for the Company or a subsidiary that are subject to restricted stock purchase agreements or stock option exercise agreements under which the Company has the option to repurchase such shares.

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                             ASYMETRIX CORPORATION


  Pursuant to the provisions of Sections 23B.06.020 and 23B.10 of the Washington Business Corporation Act, ASYMETRIX CORPORATION, a Washington corporation, hereby adopts the following Articles of Amendment to its Articles of
Incorporation:

  FIRST:   The name of the corporation is:

                                 ASYMETRIX CORPORATION

  SECOND: Article II of the Articles of Incorporation is hereby amended as follows:

       250,000 shares of $0.01 par value Class B Stock are hereby designated as SERIES 4 CLASS B STOCK, with the rights, preferences and limitations set forth in the STATEMENT OF DESIGNATION OF RIGHTS, PREFERENCES AND LIMITATIONS OF SERIES 4 CLASS B STOCK attached hereto as EXHIBIT A, which shares shall be in addition to the 2,250,000
          ---------
       shares of the Series 4 Class B Stock previously designated by Articles of Amendment filed on July 1, 1997 for a total of 2,500,000 shares of Series 4 Class B Stock.

  THIRD: The amendment does not provide for an exchange, reclassification or cancellation of issued shares.

  FOURTH:  The foregoing amendment was adopted on June 24, 1997.

  FIFTH: The foregoing amendment was duly adopted by the Board of Directors of the corporation without shareholder action, which was not required for the adoption of the amendment.



  EXECUTED this 9th day of July, 1997.


                                 ASYMETRIX CORPORATION



                                   By: /s/ JAMES BILLMAIER, PRESIDENT
                                       ------------------------------
                                   James Billmaier, President

                                   EXHIBIT A
                                   ---------

                      STATEMENT OF DESIGNATION OF RIGHTS,
                          PREFERENCES AND LIMITATIONS
                                       OF
                             SERIES 4 CLASS B STOCK


Series 4 Class B Stock, $0.01 par value
---------------------------------------

  1.  Equivalent to Common Stock.  Except as otherwise set forth in this
      --------------------------
Statement of Designation of Rights, Preferences and Limitations of Series 4 Class B Stock, the Series 4 Class B Stock of Asymetrix Corporation (the "Company") shall have rights, preferences and limitations identical with those of the Company's $.01 par value common stock ("Common Stock"). In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of any shares of the Series 4 Class B Stock and of the Common Stock shall be entitled to receive pro rata on an equal priority, pari passu basis, any payment or distribution of the assets of the Company (whether capital, surplus or earnings), but not until payment in full of any amounts due the holders of the Series 1 Class B Stock, the Series A Preferred Stock, the Series B Preferred Stock and any future series of Class B Stock that may be entitled to priority over the Common Stock in the payment or distribution of the assets of the Company in the event of any such dissolution or winding-up.

  2.  Voting. Except as may otherwise be agreed in writing, the holders of
      ------
shares of Series 4 Class B Stock shall be entitled to vote upon all matters upon which holders of the Common Stock have the right to vote, and each share of Series 4 Class B Stock shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which such shares of Series 4 Class B Stock could be converted pursuant to the applicable provisions of
Section 3 below, at the record date established by the Board of Directors of the Company for the determination of the shareholders entitled to vote on such matters, or, if no such record date is so established, at the record date provided by law, such votes to be counted together with all other shares of capital stock having general voting powers and not separately as a class. The holders of the Series 4 Class B Stock shall be entitled to receive notice of any meeting of the shareholders in accordance with applicable law and with the bylaws of the Company as in effect at the time of such notice. Except as otherwise expressly required by law, in no event shall the holders of shares of Series 4 Class B Stock have the right to vote separately as a class.

  3.  Conversion.  The Series 4 Class B Stock shall be converted into Common
      ----------
Stock as follows:

      (a)  Conversion Events. Each outstanding share of Series 4 Class B Stock
           -----------------
shall automatically be converted, without any further act of the Company or its shareholders, into fully paid and nonassessable shares of Common Stock pursuant to the formula as set forth in subsection 3(c) below upon the earliest to occur of: (i) the distribution by the Company to holders of its securities (other than the holders of Series 4 Class B Stock) of a controlling interest in SuperCede, Inc., a wholly-owned subsidiary of the Company, in a spin-off transaction; (ii) the distribution by the Company to holders of its securities (other than the holders of Series 4 Class B Stock) of the consideration received by the Company in one of the following transactions with respect to SuperCede, Inc: (1) the sale of all or substantially all of the assets of SuperCede, Inc., (2) the sale of a controlling interest in SuperCede, Inc. to a third party, or (3) the acquisition of SuperCede, Inc. by another entity by means of merger, consolidation or otherwise, in which the Company does not, immediately after such merger, consolidation or other transaction, retain stock representing a majority of the voting power of SuperCede, Inc.; (iii) immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company at an aggregate offering price to the Company of not less than $10,000,000; or (iv) upon acquisition of the Company by another entity by means of merger, consolidation or otherwise, in which the holders of the Company's shares outstanding immediately before such merger, consolidation or other transaction do not, immediately after such merger, consolidation or other transaction, retain stock representing a majority of the voting power of the surviving corporation of such merger, consolidation or other transaction.

     (b) Series 4 Conversion Ratio. Each share of Series 4 Class B Stock shall
         -------------------------
be converted into one share of Common Stock. The Series 4 Conversion Ratio shall be subject to adjustment as set forth in subsection 3(e).

     (c) Mechanics of Conversion. Upon the occurrence of one of the events
         -----------------------
specified in subsection 3(a), the outstanding shares of Series 4 Class B Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided that the Company
                                                  --------
shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series 4 Class B Stock are delivered to the Company or any transfer agent of the Company. Conversion of the Series 4 Class B Stock shall be deemed to have been effected on the date on which the event specified with respect to such Series 4 Class B Stock in subsection 3(a) shall have occurred, and such date is referred to herein with respect to the Series 4 Class B Stock as the "Series 4 Conversion Date." The holder in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Series 4 Conversion Date. Following the Conversion Date, upon the request of any holder of Series 4 Class B Stock so converted and after surrender of the certificate or certificates representing such holder's shares of Series 4 Class B Stock to the Company or any transfer agent of the Company (except in the case of conversions pursuant to subsection 3(a)(iv)), the Company shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subsection 3(d).

     (d)   Fractional Shares. No fractional shares of Common Stock or scrip
           -----------------
shall be issued upon conversion of shares of Series 4 Class B Stock, but the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series 4 Class B Stock so converted. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series 4 Class B Stock, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then fair value per share of Common Stock, as determined by the Board of Directors.

     (e)  Conversion Ratio Adjustments for the Series 4 Class B Stock.  The
          -----------------------------------------------------------
Conversion Ratio for the Series 4 Class B Stock shall be subject to adjustment from time to time as follows:

          (i) Stock Dividends. If the number of shares of Common Stock
              ---------------
     outstanding at any time after the date of issuance of the Series 4 Class B Stock is increased by a stock dividend or other distribution on Common Stock payable in shares of Common Stock or by a subdivision, split-up or reclassification of outstanding shares of Common Stock, then immediately after the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or the effective date of such subdivision, split-up or reclassification, as the case may be, the Series 4 Conversion Ratio shall be appropriately adjusted so that the holder of any shares of Series 4 Class B Stock thereafter converted shall be entitled to receive the number of shares of Common Stock of the Company which the holder would have owned immediately following such action had such shares of Series 4 Class B Stock been converted immediately prior thereto.

         (ii) Combination of Stock. If the number of shares of Common Stock
              --------------------
     outstanding at any time after the date of issuance of the Series 4 Class B Stock is decreased by a combination or reclassification of the outstanding shares of Common Stock, then, immediately after the effective date of such combination or reclassification, the Series 4 Conversion Ratio shall be appropriately adjusted so that the holder of any shares of Series 4 Class B Stock thereafter converted shall be entitled to receive the number of shares of Common Stock of the Company which the holder would have owned immediately following such action had such shares of Series 4 Class B Stock been converted immediately prior thereto.

        (iii) Capital Reorganization or Reclassification.  If the
              ------------------------------------------
     Common Stock issuable upon the conversion of the Series 4 Class B Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this subsection 3(e)), then and in each such event the holder of each share of Series 4 Class B Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by the holders of the number of shares of Common Stock into which such share of Series 4 Class B Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

        (iv)  Rounding of Calculations; Minimum Adjustment. All calculations
              --------------------------------------------
     under this subsection (e) shall be made to the nearest one hundredth (1/100th) of a share. Any provision of this Section 3 to the contrary notwithstanding, no adjustment in the Series 4 Conversion Ratio shall be made if the amount of such adjustment would be less than 1% of the Series 4 Conversion Ratio then in effect, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate 1% or more of the Series 4 Conversion Ratio then in effect.

        (f)   Statement Regarding Adjustments. In each case of an adjustment or
              -------------------------------
readjustment of the Conversion Ratio for the Series 4 Class B Stock, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series 4 Class B Stock at the holder's address as shown in the Company's books.

        (g)   Costs. The Company shall pay all documentary, stamp, transfer or
              -----
other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Company upon conversion of any shares of Series 4 Class B Stock; provided that the Company shall not be required to pay any taxes which
       --------
may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series 4 Class B Stock in respect of which such shares are being issued.

        (h)  Reservation of Shares. So long as any shares of Series 4 Class B
             ---------------------
Stock remain outstanding, the Company shall reserve out of its authorized but unissued shares of Common Stock, free from preemptive rights, sufficient shares of Common Stock to provide for the conversion of all shares of Series 4 Class B Stock outstanding, solely for the purpose of effecting such conversion.

        (i)  Valid Issuance. All shares of Common Stock which may be issued upon
             --------------
conversion of the shares of Series 4 Class B Stock will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Series 4 Conversion Ratio to be less than the par value, if any, of the Common Stock).

         (j)  Notices. Any notice required by the provisions of this Section 34
              -------
to be given to the holders of shares of the Series 4 Class B Stock shall be deemed given upon the earlier of actual receipt or three business days after deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Company.

              4. Dividends.  Dividends shall be declared and set aside for
                 ---------
any shares of the Series 4 Class B Stock only upon resolution of the Board of Directors of the Company. Except as otherwise set forth in this Section 4, no dividends (other than Common Stock dividends in a transaction described in
Section 3(e)(i)) shall be paid to the holders of the Common Stock unless an equivalent dividend is concurrently paid to the holders of the Series 4 Class B Stock (on an as-converted to Common Stock basis); provided, that this
                                                  --------
restriction shall not apply to Permitted Repurchases. Notwithstanding the foregoing, no holder of Series 4 Class B Stock shall be entitled to receive in any distribution thereof to the holders of any other securities of the Company, including Common Stock: (i) any shares of SuperCede, Inc. or (ii) any consideration received by the Company in any of the following transactions with respect to SuperCede, Inc: (1) the sale of all or substantially all of the assets of SuperCede, Inc., (2) the sale of a controlling interest in SuperCede, Inc. to a third party, or (3) the acquisition of SuperCede, Inc. by another entity by means of merger, consolidation or otherwise, in which the Company does not, immediately after such merger, consolidation or other transaction, retain stock representing a majority of the voting power of SuperCede, Inc.;
"Permitted Repurchases" means the repurchase by the Company of shares of Common Stock held by employees, officers, directors, consultants, independent contractors, advisors, or other persons performing services for the Company or a subsidiary that are subject to restricted stock purchase agreements or stock option exercise agreements under which the Company has the option to repurchase such shares.

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                             ASYMETRIX CORPORATION


  Pursuant to the provisions of Sections 23B.06.020 and 23B.10 of the Washington Business Corporation Act, ASYMETRIX CORPORATION, a Washington corporation, hereby adopts the following Articles of Amendment to its Articles of
Incorporation:

  FIRST:  The name of the corporation is:

                                 ASYMETRIX CORPORATION

  SECOND: Article II of the Articles of Incorporation is hereby amended as follows:

          1,512,500 shares of $0.01 par value Class B Stock are hereby designated as SERIES 5 CLASS B STOCK, with the rights, preferences and limitations set forth in the STATEMENT OF DESIGNATION OF RIGHTS, PREFERENCES AND LIMITATIONS OF SERIES 5 CLASS B STOCK attached hereto as EXHIBIT A.
             ---------

  THIRD: The amendment does not provide for an exchange, reclassification or cancellation of issued shares.

  FOURTH: The foregoing amendment was adopted on September 26, 1997.

  FIFTH: The foregoing amendment was duly adopted by the Board of Directors of the corporation without shareholder action, which was not required for the adoption of the amendment.


  EXECUTED this 29th day of September, 1997.


                                 ASYMETRIX CORPORATION



                                    By: /s/ JAMES BILLMAIER
                                       ---------------------------
                                   James Billmaier, President

                                   EXHIBIT A
                                   ---------


              DESIGNATION OF RIGHTS PREFERENCES AND LIMITATIONS OF
                        ASYMETRIX SERIES 5 CLASS B STOCK

SERIES 5 CLASS B STOCK, $0.01 PAR VALUE

     1.   Equivalent to Common Stock.  Except as otherwise set forth in this
          --------------------------
Statement of Designation of Rights, Preferences and Limitations of Series 5 Class B Stock, the Series 5 Class B Stock of Asymetrix Corporation (the "Company") shall have rights, preferences and limitations identical with those of the Company's $.01 par value common stock ("Common Stock") and the Company's Series 4 Class B Stock, $0.01 par value ("Series 4 Class B Stock"). In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of any shares of the Series 5 Class B Stock, of the Series 4 Class B Stock and of the Common Stock shall be entitled to receive pro rata on an equal priority, pari passu basis, any payment or distribution of the assets of the Company (whether capital, surplus or earnings), but not until payment in full of any amounts due the holders of the Series 1 Class B Stock, the Series A Preferred Stock, the Series B Preferred Stock and any future series of Class B Stock that may be entitled to priority over the Common Stock in the payment or distribution of the assets of the Company in the event of any such dissolution or winding-up.

     2.   Voting.  Except as may otherwise be agreed in writing, the holders of
          ------
shares of Series 5 Class B Stock shall be entitled to vote upon all matters upon which holders of the Common Stock have the right to vote, and each share of Series 5 Class B Stock shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which such shares of Series 5 Class B Stock could be converted pursuant to the applicable provisions of
Section 3 below, at the record date established by the Board of Directors of the Company for the determination of the shareholders entitled to vote on such matters, or, if no such record date is so established, at the record date provided by law, such votes to be counted together with all other shares of capital stock having general voting powers and not separately as a class. The holders of the Series 5 Class B Stock shall be entitled to receive notice of any meeting of the shareholders in accordance with applicable law and with the bylaws of the Company as in effect at the time of such notice. Except as otherwise expressly required by law, in no event shall the holders of shares of Series 5 Class B Stock have the right to vote separately as a class.

     3.   Conversion.  The Series 5 Class B Stock shall be converted into Common
          ----------
Stock as follows:

          (a) Conversion Events.  Each outstanding share of Series 5 Class B
              -----------------
Stock shall automatically be converted, without any further act of the Company or its shareholders, into fully paid and nonassessable shares of Common Stock pursuant to the formula as set forth in subsection 3(c) below upon the earliest to occur of: (i) the distribution by the Company to holders of its securities (other than the holders of Series 5 Class B Stock and Series 4 Class B

Stock) of a controlling interest in SuperCede, Inc., a wholly-owned subsidiary of the Company, in a spin-off transaction; (ii) the distribution by the Company to holders of its securities (other than the holders of Series 5 Class B Stock and Series 4 Class B Stock) of the consideration received by the Company in one of the following transactions with respect to SuperCede, Inc.: (1) the sale of all or substantially all of the assets of SuperCede, Inc., (2) the sale of a controlling interest in SuperCede, Inc. to a third party, or (3) the acquisition of SuperCede, Inc. by another entity by means of merger, consolidation or otherwise, in which the Company does not, immediately after such merger, consolidation or other transaction, retain stock representing a majority of the voting power of SuperCede, Inc.; (iii) immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company at an aggregate offering price to the Company of not less than $10,000,000; or (iv) upon acquisition of the Company by another entity by means of merger, consolidation or otherwise, in which the holders of the Company's shares outstanding immediately before such merger, consolidation or other transaction do not, immediately after such merger, consolidation or other transaction, retain stock representing a majority of the voting power of the surviving corporation of such merger, consolidation or other transaction.

          (b) Series 5 Conversion Ratio.  Each share of Series 5 Class B Stock
              -------------------------
shall be converted into one share of Common Stock. The Series 5 Conversion Ratio shall be subject to adjustment as set forth in subsection 3(e).

          (c) Mechanics of Conversion.  Upon the occurrence of one of the events
              -----------------------
specified in subsection 3(a), the outstanding shares of Series 5 Class B Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided that the Company
                                                  --------
shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series 5 Class B Stock are delivered to the Company or any transfer agent of the Company. Conversion of the Series 5 Class B Stock shall be deemed to have been effected on the date on which the event specified with respect to such Series 5 Class B Stock in subsection 3(a) shall have occurred, and such date is referred to herein with respect to the Series 5 Class B Stock as the "Series 5 Conversion Date." The holder in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Series 5 Conversion Date. Following the Conversion Date, upon the request of any holder of Series 5 Class B Stock so converted and after surrender of the certificate or certificates representing such holder's shares of Series 5 Class B Stock to the Company or any transfer agent of the Company (except in the case of conversions pursuant to subsection 3(a)(iv)), the Company shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subsection 3(d).

          (d) Fractional Shares.  No fractional shares of Common Stock or scrip
              -----------------
shall be issued upon conversion of shares of Series 5 Class B Stock, but the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series 5 Class B Stock so converted. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series 5 Class B Stock, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then fair value per share of Common Stock, as determined by the Board of Directors.

          (e) Conversion Ratio Adjustments for the Series 5 Class B Stock.  The
              -----------------------------------------------------------
Conversion Ratio for the Series 5 Class B Stock shall be subject to adjustment from time to time as follows:

              (i)   Stock Dividends.  If the number of shares of Common Stock
                    ---------------
outstanding at any time after the date of issuance of the Series 5 Class B Stock is increased by a stock dividend or other distribution on Common Stock payable in shares of Common Stock or by a subdivision, split-up or reclassification of outstanding shares of Common Stock, then immediately after the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or the effective date of such subdivision, split-up or reclassification, as the case may be, the Series 5 Conversion Ratio shall be appropriately adjusted so that the holder of any shares of Series 5 Class B Stock thereafter converted shall be entitled to receive the number of shares of Common Stock of the Company which the holder would have owned immediately following such action had such shares of Series 5 Class B Stock been converted immediately prior thereto.

              (ii)  Combination of Stock. If the number of shares of Common
                    --------------------
Stock outstanding at any time after the date of issuance of the Series 5 Class B Stock is decreased by a combination or reclassification of the outstanding shares of Common Stock, then, immediately after the effective date of such combination or reclassification, the Series 5 Conversion Ratio shall be appropriately adjusted so that the holder of any shares of Series 5 Class B Stock thereafter converted shall be entitled to receive the number of shares of Common Stock of the Company which the holder would have owned immediately following such action had such shares of Series 5 Class B Stock been converted immediately prior thereto.

              (iii) Capital Reorganization or Reclassification.  If the Common
                    ------------------------------------------
Stock issuable upon the conversion of the Series 5 Class B Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this subsection 3(e)), then and in each such event the holder of each share of Series 5 Class B Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by the holders of the number of shares of Common Stock into which such share of Series 5 Class Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

              (iv)  Rounding of Calculations; Minimum Adjustment. All
                    --------------------------------------------
calculations under this subsection (e) shall be made to the nearest one hundredth (1/100th) of a share. Any provision of this Section 3 to the contrary notwithstanding, no adjustment in the Series 5 Conversion Ratio shall be made if the amount of such adjustment would be less than 1% of the Series 5 Conversion Ratio then in effect, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate 1% or more of the Series 5 Conversion Ratio then in effect.

          (f) Statement Regarding Adjustments.  In each case of an adjustment or
              -------------------------------
readjustment of the Conversion Ratio for the Series 5 Class B Stock, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series 5 Class B Stock at the holder's address as shown in the Company's books.

          (g) Costs.  The Company shall pay all documentary, stamp, transfer or
              -----
other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Company upon conversion of any shares of Series 5 Class B Stock; provided that the Company shall not be required to pay any taxes which
       --------
may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series 5 Class B Stock in respect of which such shares are being issued.

          (h) Reservation of Shares.  So long as any shares of Series 5 Class B
              ---------------------
Stock remain outstanding, the Company shall reserve out of its authorized but unissued shares of Common Stock, free from preemptive rights, sufficient shares of Common Stock to provide for the conversion of all shares of Series 5 Class B Stock outstanding, solely for the purpose of effecting such conversion.

          (i) Valid Issuance.  All shares of Common Stock which may be issued
              --------------
upon conversion of the shares of Series 5 Class B Stock will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Series 5 Conversion Ratio to be less than the par value, if any, of the Common Stock).

          (j) Notices.  Any notice required by the provisions of this Section 3
              -------
to be given to the holders of shares of the Series 5 Class B Stock shall be deemed given upon the earlier of actual receipt or three business days after deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Company.

     4.  Dividends.  Dividends shall be declared and set aside for any shares of
         ---------
the Series 5 Class B Stock only upon resolution of the Board of Directors of the Company. Except as otherwise set forth in this Section 4, no dividends (other than Common Stock dividends in a transaction described in Section 3(e)(i)) shall be paid to the holders of the Common Stock or the Series 4 Class B Stock unless an equivalent dividend is concurrently paid to the holders of the Series 5 Class B Stock (on a as-converted to Common Stock basis); provided, that this
                                                   --------
restriction shall not apply to Permitted Repurchases. Notwithstanding the foregoing, no holder of Series 5 Class B Stock shall be entitled to receive in any distribution thereof to the holders of any other securities of the Company, including Common Stock: (i) any shares of SuperCede, Inc. or (ii) any consideration received by the Company in any of the following transactions with respect to SuperCede, Inc.; (1) the sale of all or substantially all of the assets of SuperCede, Inc., (2) the sale of a controlling interest in SuperCede, Inc. to a third party, or (3) the acquisition of SuperCede, Inc. by another entity by means of merger, consolidation or otherwise, in which the Company does not, immediately after such merger, consolidation or other transaction, retain stock representing a majority of the voting power of SuperCede, Inc.;
"Permitted Repurchases" means the repurchase by the Company of shares of Common Stock held by employees, officers, directors, consultants, independent contractors, advisors, or other persons performing services for the Company or a subsidiary that are subject to restricted stock purchase agreements or stock option exercise agreements under which the Company has the option to repurchase such shares.

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                             ASYMETRIX CORPORATION

     Pursuant to the provisions of Sections 23B.06.020 and 23B.10.060 of the Washington Business Corporation Act, ASYMETRIX CORPORATION, a Washington corporation, hereby adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST:  The name of the corporation is hereby amended as follows:

                        ASYMETRIX LEARNING SYSTEMS, INC.

     SECOND: These amendments do not provide for an exchange, reclassification or cancellation of issued shares.

     THIRD:  The foregoing amendment was adopted on October 20, 1997.

     FOURTH: The foregoing amendment was duly adopted by the Board of Directors of the corporation without shareholder action, which was not required for the adoption of the amendment.

     FIFTH: These amendments shall be effective upon filing this document with the Washington State Secretary.

     EXECUTED this 20th day of October, 1997.

                         ASYMETRIX CORPORATION


                         By:  /s/ James Billmaier
                              ---------------------------------
                              James Billmaier, Chief Executive Officer